Exhibit 16

                         FIRST PACIFIC MUTUAL FUND, INC.

                     First Hawaii Municipal Bond Fund Series

Schedule for Computation of Performance Quotations

1.       Average Annual Total Return:

               P(1 + T) = ERV

         Inception to December 31, 1995:  7.58%

               P = 1,000
               T = .0758
               n = 7.0833
               ERV = $1,677.46

               1,000 (1 + .0758) =  $1,677.46

         Inception to September 30, 1995:  7.34%

                  P = 1,000
                  T = .0734
                  n = 6.8333
                  ERV = $1,622.39

                  1,000 (1 + .0734)  =  $1,622.39


         October 1, 1994 to September 30, 1995:   8.42%

                  P = 1,000
                  T = (.0842)
                  n = 1
                  ERV = $ 1,084.24

                  1,000 (1 + .0842) = $1,084.24

         October 1, 1990 to September 30, 1995:   7.63%

                  P = 1,000
                  T = .0763
                  n = 1
                  ERV = $ 1,444.50


         January 1, 1991 to December 31, 1995:  8.35%

                  P = 1,000
                  T = .0835
                  n = 1
                  ERV = $1,493.52

                  1,000 (1 + .0835) = $1,493.52

         January 1, 1995 to December 31, 1995:  14.39%

                  P = 1,000
                  T = (.1439)
                  n = 1
                  ERV = $1,143.90

                  1,000 (1 + .1439) = $1,143.90


2.       December 30 Day SEC Yield:  4.74

                   2 [(a-b + 1)  - 1]
                   ------------------
                          cd

                  a = 208,028.37
                  b = 42,793.74
                  c = 11.07
                  d = 4,801,753.646

                  2 [(208,028.37 - 42,793.74 + 1) -1]
                  -----------------------------------
                        11.07 x 4,801,753.646

         September 30 Day SEC Yield:   4.83%

                       2 [(a-b + 1)  - 1]
                       ------------------
                               cd

                  a = 203,707.35
                  b = 39,889.60
                  c = 10.84
                  d = 4,711,340.667

                  2 [(203,707.35 - 39,889.60 + 1) -1]
                  -----------------------------------
                          10.84 x 4,711,340.667

                         FIRST PACIFIC MUTUAL FUND, INC.

                 First Hawaii Intermediate Municipal Fund Series

Schedule for Computation of Performance Quotations

1.       Average Annual Total Return:

                  P(1 + T) = ERV

         Inception to December 31, 1995:  6.90%

                  P = 1,000
                  T = .0690
                  n = 1.4904
                  ERV = $1,104.61

                  1,000 (1 + .0690) = $1,104.61

         Inception to September 30, 1995:  6.92%

                  P = 1,000
                  T = .0692
                  n = 1.2384
                  ERV = $1,086.41

                  1,000 (1 + .0072) = $1,007.23

         October 1, 1994 to September 30, 1995:   7.86%

                  P = 1,000
                  T = (.0786)
                  n = 1
                  ERV = $ 1,078.61

                  1,000 (1 + .0786) = $1,078.61

         January 1, 1995 to December 31, 1995:  10.26%

                  P = 1,000
                  T = (.1026)
                  n = 1
                  ERV = $1,102.59

                  1,000 (1 + .1026) = $1,102.59

2.       December 30 Day SEC Yield:  4.22

                  2 [(a-b + 1)6 - 1]
                  ------------------
                         cd

                  a = 18,854.65
                  b = 3,421.34
                  c = 5.17
                  d = 1,045,217.96

                  2 [(18,854.65 - 3,421.34 + 1)6-1]
                  -----------------------------------
                          5.17 x 1,045,217.96

         September 30 Day SEC Yield:   4.35%

                  a = 16,888.00
                  b = 2,884.83
                  c = 5.14
                  d = 913,524.159

                  2 [(16,888.00- 2,884.83]
                  ------------------------
                     5.14 x 913,524.159